Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
CHS/Community Health Systems, Inc. Notes
Date of Purchase
07/09/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.11%
 Commission, Spread or Profit
1.47%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
B/E Aerospace Inc. Notes
Date of Purchase
07/09/12
Underwriter From Whom Purchased
Citigroup Global Markets Inc.
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$102.00
Aggregate % of Issue Purchased by the Firm
1.23%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
SBA Telecommunications Notes
Date of Purchase
07/10/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.44%
 Commission, Spread or Profit
1.60%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Lennar Corp. Notes
Date of Purchase
07/17/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.55%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Level 3 Communications  Inc. Notes
Date of Purchase
07/18/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.04%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Smithfield Foods Inc. Notes
Date of Purchase
07/18/12
Underwriter From Whom Purchased
Barclays Capital Inc.
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$99.50
Aggregate % of Issue Purchased by the Firm
1.32%
 Commission, Spread or Profit
1.63%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Biomet Inc. Notes
Date of Purchase
07/25/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
6.00%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Jabil Circuit, Inc. Notes
Date of Purchase
07/31/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$99.99
Aggregate % of Issue Purchased by the Firm
1.80%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
CIT Group Inc. Notes
Date of Purchase
07/31/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.21%
 Commission, Spread or Profit
0.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
CIT Group Inc. Notes
Date of Purchase
07/31/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.44%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Steel Dynamics Inc. Notes
Date of Purchase
08/02/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.46%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Steel Dynamics Inc. Notes
Date of Purchase
08/02/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
5.09%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Trac Intermodal, LLC Notes
Date of Purchase
08/02/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.79%
 Commission, Spread or Profit
2.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Host Hotels & Resorts Notes
Date of Purchase
08/02/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.60%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Boyd Gaming Corporation Notes
Date of Purchase
08/02/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
5.45%
 Commission, Spread or Profit
2.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
MarkWest Energy Partners, L.P. and MarkWest
Energy Finance Corporation Notes
Date of Purchase
08/06/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$99.02
Aggregate % of Issue Purchased by the Firm
5.62%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Constellation Brands Inc. Notes
Date of Purchase
08/06/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.68%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
CHS/Community Health Systems Inc. Notes
Date of Purchase
08/07/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.76%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Frontier Communications Notes
Date of Purchase
08/08/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.75%
 Commission, Spread or Profit
1.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
EP Energy LLC/Everest Acquisition Finance
Inc. Notes
Date of Purchase
08/08/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.34%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sirius XM Radio Inc. Notes
Date of Purchase
08/08/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.09%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
CCO Holdings, LLC and CCO Holdings Capital
Corp. Notes
Date of Purchase
08/08/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$99.03
Aggregate % of Issue Purchased by the Firm
1.69%
 Commission, Spread or Profit
1.20%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sprint Nextel Corporation Notes
Date of Purchase
08/09/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
10.47%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Energy Future Intermediate Holding Company
LLC and EFIH Finance Inc. Notes
Date of Purchase
08/09/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.35%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Energy Future Intermediate Holding Company
LLC and EFIH Finance Inc. Notes
Date of Purchase
08/09/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$102.25
Aggregate % of Issue Purchased by the Firm
4.00%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Continental Resources Notes
Date of Purchase
08/13/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$102.38
Aggregate % of Issue Purchased by the Firm
1.42%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Penske Auto Group Inc Notes
Date of Purchase
08/14/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.55%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Mediacom Broadband LLC and Mediacom
Broadband Corp. Notes
Date of Purchase
08/14/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
6.27%
 Commission, Spread or Profit
1.63%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Davita Inc. Notes
Date of Purchase
08/14/12
Underwriter From Whom Purchased
Barclays Capital Inc.
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.60%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Concho Resources Inc. Notes
Date of Purchase
08/14/12
Underwriter From Whom Purchased
Barclays Capital Inc
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.55%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
International Lease Finance Corporation
Notes
Date of Purchase
08/16/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.84%
 Commission, Spread or Profit
1.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
VWR Funding Inc. Notes
Date of Purchase
08/20/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.91%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
QEP Resources Inc. Notes
Date of Purchase
09/05/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.07%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Digicel Group Limited Notes
Date of Purchase
09/05/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.69%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Catalent Pharma Solutions Inc. Notes
Date of Purchase
09/05/12
Underwriter From Whom Purchased
Morgan Stanley and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
5.15%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Tesoro Logistics LP Notes
Date of Purchase
09/07/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
5.01%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
NRG Energy Inc. Notes
Date of Purchase
09/10/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.71%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Hiland Partners, LP Notes
Date of Purchase
09/11/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.37%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
D.R. Horton Inc. Notes
Date of Purchase
09/11/12
Underwriter From Whom Purchased
RBS Securities Inc
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.66%
 Commission, Spread or Profit
0.80%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
NCR Corporation Notes
Date of Purchase
09/12/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.25%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Forest Oil Corporation Notes
Date of Purchase
09/12/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.31%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Continental Rubber of America Corp. Notes
Date of Purchase
09/12/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.90%
 Commission, Spread or Profit
0.90%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Tesoro Corporation Notes
Date of Purchase
09/13/12
Underwriter From Whom Purchased
RBS Securities Inc.
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.63%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Tesoro Corporation Notes
Date of Purchase
09/13/12
Underwriter From Whom Purchased
RBS Securities Inc.
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.56%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Cablevision Systems Corporation Notes
Date of Purchase
09/13/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.70%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
MGM Resorts International Notes
Date of Purchase
09/14/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.94%
 Commission, Spread or Profit
1.25%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Nielsen Finance LLC and Nielsen Finance Co.
Notes
Date of Purchase
09/18/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.59%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Biomet Inc. Notes
Date of Purchase
09/18/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$105.00
Aggregate % of Issue Purchased by the Firm
2.59%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Biomet Inc. Notes
Date of Purchase
09/18/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.24%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
K. Hovnanian Enterprises Notes
Date of Purchase
09/19/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.46%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
K. Hovnanian Enterprises Notes
Date of Purchase
09/19/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.08%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Valeant Pharmaceuticals Notes
Date of Purchase
09/20/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.96%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
VPI Escrow Corp. Notes
Date of Purchase
09/20/12
Underwriter From Whom Purchased
Goldman Sachs and Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.81%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Frontier Communications Notes
Date of Purchase
09/24/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$104.25
Aggregate % of Issue Purchased by the Firm
4.87%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Atlas Pipeline Partners LP and Atlas
Pipeline Finance Corporation Notes
Date of Purchase
09/25/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.78%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Regency Energy Partners Notes
Date of Purchase
09/27/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
4.78%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Wolverine World Wide Notes
Date of Purchase
09/27/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
2.19%
 Commission, Spread or Profit
1.88%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Sinclair Television Group Notes
Date of Purchase
09/27/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
8.81%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Casella Waste Systems Inc. Notes
Date of Purchase
09/27/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$98.51
Aggregate % of Issue Purchased by the Firm
17.25%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Bristow Group Inc. Notes
Date of Purchase
09/27/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
1.50%
 Commission, Spread or Profit
1.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Ryerson Inc. and Joseph T. Ryerson & Son
Inc. Notes
Date of Purchase
09/27/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.92%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
International Wire Group Notes
Date of Purchase
09/28/12
Underwriter From Whom Purchased
Jefferies & Company
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
7.23%
 Commission, Spread or Profit
2.00%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Lender Processing Services, Inc. Notes
Date of Purchase
09/28/12
Underwriter From Whom Purchased
Wells Fargo Advisors
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
3.74%
 Commission, Spread or Profit
1.38%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PFI High Yield Fund I
Issuer
Alpha Natural Resources Notes
Date of Purchase
09/28/12
Underwriter From Whom Purchased
Citigroup Global Markets
Affiliated/Principal Underwriter of
Syndicate
J.P. Morgan Securities
 Purchase Price
$98.96
Aggregate % of Issue Purchased by the Firm
1.83%
 Commission, Spread or Profit
1.75%
Fair & Reasonable Commission (Y/N) (1)
Y






(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.